UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2011
Federal National Mortgage Association
(Exact name of registrant as specified in its charter)

Federally chartered corporation (State or other jurisdiction of incorporation)	000-50231 (Commission File Number)	52-0883107 (IRS Employer Identification Number)

3900 Wisconsin Avenue, NW Washington, DC (Address of principal executive offices)	20016 (Zip Code)
Registrant’s telephone number, including area code: 202-752-7000
(Former Name or Former Address, if Changed Since Last Report): ________________
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     The information in this report, including information in the exhibits submitted herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to Fannie Mae (formally known as the Federal National Mortgage Association), except to the extent, if any, expressly incorporated by specific reference in that document.
Item 2.02    Results of Operations and Financial Condition
     On November 8, 2011, Fannie Mae filed its quarterly report on Form 10-Q for the quarter ended September 30, 2011 and issued a news release reporting its financial results for the periods covered by the Form 10-Q. The news release, a copy of which is furnished as Exhibit 99.1 to this report, is incorporated herein by reference.
Item 7.01    Regulation FD Disclosure
     On November 8, 2011, Fannie Mae posted to its Web site a 2011 Third-Quarter Credit Supplement presentation consisting primarily of information about Fannie Mae’s guaranty book of business. The presentation, a copy of which is furnished as Exhibit 99.2 to this report, is incorporated herein by reference. Fannie Mae’s Web site address is www.fanniemae.com. Information appearing on the company’s Web site is not incorporated into this report.
Item 9.01    Financial Statements and Exhibits.
     (d) Exhibits. The exhibit index filed herewith is incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION
By	/s/ Susan R. McFarland
Susan R. McFarland
Executive Vice President and Chief Financial Officer

Date: November 8, 2011

EXHIBIT INDEX
The following exhibits are submitted herewith:

Exhibit Number	Description of Exhibit
99.1	News release, dated November 8, 2011
99.2	2011 Third-Quarter Credit Supplement presentation, dated November 8, 2011